LINDNER INVESTMENTS

SUPPLEMENT, dated April 22, 1999, to Prospectus and Statement of Additional Information, dated September 30, 1998:

1. On April 21, 1999, the Adviser transferred responsibility for the day-to-day portfolio management of all of the Lindner Funds other than the Lindner Government Money Market Fund to a newly-formed Investment Committee comprised of Doug T. Valassis, the Adviser's Chairman and chief executive officer, Mark T. Finn, its Vice Chairman and chief operating officer and Eric E. Ryback, its President. The Investment Committee takes the place of the various individual portfolio managers of the Adviser. No one person and no single member of the Investment Committee is responsible for the investment decision-making for any Lindner Funds. The Lindner Government Money Market Fund will continue to be advised by Firstar Bank, N.A. (formerly known as Star Bank, N.A.), Subadviser to the Adviser.

2. On April 20, 1999, the directors and shareholders of the Adviser approved a change in its corporate name to "Lindner Asset Management, Inc." This name change will be phased in over a period of time, and the Adviser will continue to operate under its present name during the transition period. In addition, the Adviser has opened an office at 177 Milk Street, Boston, Massachusetts, and will be relocating its investment research staff, headed by Jeffrey D. Fotta, Vice President-Research, and its trading staff, headed by Thomas Lynch, to the new office. The Adviser's administrative functions, including its transfer agent and shareholder servicing staffs, will remain located at 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri.

2. At a special meeting of the shareholders of the Lindner Growth Fund held on Tuesday, December 22, 1998, the shareholders approved an amendment to the Advisory and Service Contact between Ryback Management Corporation and Lindner Investments, dated June 28, 1995, relating to the Lindner Growth Fund, which changed the stock index used to evaluate the performance of the Adviser from the Standard & Poor's Composite 500 Stock Index to the Russell 2000 Index.

3. At special shareholder meetings held on December 17 and December 22, 1998, shareholders of the Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner/Ryback Small-Cap Fund, Lindner Bulwark Fund and Lindner International Fund approved amendments to the Agency Agreements with Ryback Management Corporation providing for transfer agent services to each Fund, which amendments increased the annual fee payable to Ryback Management for transfer agent services to $11.00 per shareholder account, effective as of December 1, 1998.

4. At special shareholder meetings held on December 17 and December 22, 1998, shareholders of the Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner/Ryback Small-Cap Fund, Lindner Bulwark Fund, Lindner International Fund and Lindner High-Yield Bond Fund approved amendments to the fundamental investment policy regarding borrowing to permit each Fund to borrow amounts up to 33-1/3% of its total assets for any purpose, including the making of investments, and to pledge its assets to secure repayment of such borrowings. As an operating policy, the Board of Trustees of the Lindner Investments has presently determined to limit the amount of such permitted borrowings to not more than 5% of a Fund's total assets. The Board of Trustees may increase or decrease this limitation on borrowings at any time without further approval by the shareholders of a Fund.

5. At a special shareholder meeting held on December 17, 1998, shareholders of the Lindner Bulwark Fund approved changes to the investment objective of that Fund, amendments to certain of its investment policies and a change in the Fund's sub-classification to classify it as a "diversified" mutual fund. These changes are intended to permit this Fund to be managed as a "market neutral" mutual fund, which means that it will seek long-term capital appreciation in both bull and bear markets while maintaining minimal portfolio exposure to general equity markets by always having both long and short positions in equity securities. On December 17, 1998, following the approvals by the shareholders of this Fund, the Board of Trustees of Lindner Investments approved a change in the name of this Fund to "Lindner Market Neutral Fund". The changes in investment objective, investment policies and sub-classification, and the change in the name of the Fund, will take effect at the time that the new Prospectus for Lindner Investments, which will describe all of these changes, has become effective. This is anticipated to occur on or about March 10, 1999. Until that date, the Lindner Bulwark Fund will continue to be managed under its current investment objective and policies.

6. At special shareholder meetings held on December 17 and December 22, 1998, shareholders of the Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner/Ryback Small-Cap Fund, Lindner Bulwark Fund and Lindner International Fund approved the elimination of the fundamental investment policy that prohibited such Funds from investing in companies for the purpose of exercising control. Accordingly, any of such Funds may take actions to influence the management of companies in which the Fund has made an investment.

7. At special shareholder meetings held on December 17 and December 22, 1998, shareholders of the Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner/Ryback Small-Cap Fund, Lindner Bulwark Fund, Lindner International Fund and Lindner High-Yield Bond Fund approved changing the investment policies of such Funds regarding (a) purchasing securities on margin, (b) short sales and (c) purchasing and writing of put and call options from "fundamental" to "non-fundamental", which means that the Board of Trustees may make changes in such policies without further approval by the shareholders of the Fund affected thereby.


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